UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

iShares, Inc.

iShares Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FORM OF

Telephone Script V1

D. F. King & Co., Inc.

iShares Funds

Introduction

Hello, my name is [STATE YOUR FIRST AND LAST NAME] and I’m calling on behalf of iShares Funds. May I speak with Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]?

[ONCE SHAREHOLDER IS ON THE LINE]

Mr./Mrs. /Ms. [SHAREHOLDER’S LAST NAME] my name is [STATE YOUR FIRST AND LAST NAME] and I’m calling on a recorded line on behalf of iShares Funds regarding your investment in [NAME OF TRUST/FUND].

Recently, you were mailed a proxy statement, along with a proxy card to cast your vote at the upcoming Special Shareholders’ Meetings on November 4th. But, the tabulator for the Special Meetings has yet to receive your vote. Therefore, I’m calling to ask if you would be willing to vote your shares by telephone with me now?

IF DID NOT RECEIVE PROXY MATERIAL – Help the shareholder obtain the material he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive the material. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES – Would you like to vote your shares as recommended by the Board of the Trust or Fund in which you’ve invested on all proposals at both meetings?

IF YES – Thank you. I’ve recorded your vote as recommended by the Board on all proposals at both meetings. We’ll send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO – [REFER TO APPROPRIATE REBUTTAL AND CONCLUDE BY ASKING IF UPON REFLECTION THE SHAREHOLDER WOULD LIKE YOU TO RECORD A VOTE CONSISTENT WITH THE BOARD’S RECOMMENDATIONS ON ALL PROPOSALS AT BOTH MEETINGS.]

IF YES – Thank you. I’ve recorded your vote as recommended by the Board on all proposals at both meetings. We’ll send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF STILL NO – Okay, I can still help. Would you like to vote contrary to the recommendations of the Board on all matters at both meetings or would you like to vote individually on each of the proposals at each meeting?

AGAINST ALL – Thank you. I have recorded a vote contrary to the recommendations of the Board on all proposals at both meetings. We’ll send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

VOTE INDIVIDUALLY – Okay, I can help you with that. But, before I do, for confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Great. That’s the address I have for you. There are a few proposals on the agendas for these meetings. Therefore, I’m going to capture your vote on each of those proposals by switching to another screen and reviewing the proposals individually with you. It will only take a moment.

[SWITCH TO INDIVIDUAL VOTING SCREEN AND TAKE VOTE ON EACH PROPOSAL AT BOTH MEETINGS]

[ONCE YOU HAVE TAKEN THE VOTE ON EACH OF THE PROPOSALS, PROCEED TO CLOSING]

Okay, I’ve recorded the votes that you gave me. We’ll send a written confirmation of this vote to you at your address of record. Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Oh. It’s good that I asked. Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and I wish you a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO (I.E., THEY JUST WON’T VOTE) – I’m sorry for that. If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at [NUMBER] at anytime between 10:00 AM and 11:00 PM (Eastern Standard Time) weekdays or between Noon and 6:00 PM on Saturdays. Or you can vote at any time by completing, signing, dating and returning your proxy card or voting instruction form using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

Subject: iShares Funds managed by Barclays Global Investors

See attached courtesy copy of the joint proxy statement, dated September 4, 2009, for the iShares Funds in connection with the November 4, 2009 special shareholder meetings.

As set forth therein, D. F. King & Co., Inc. has been retained as a proxy solicitor assisting iShares Funds with the aforementioned meetings.

The attached joint proxy is sent to assist you in commencing your voting decision making process.

If you have any questions or if we can assist you further, please let us know. Thank you in advance for your cooperation.

Kind Regards,

Thanks, Tom